T & W
FINANCIAL SERVICES COMPANY, L.L.C. 6416 Pacific Hwy. E., Tacoma WA 98424
                P.O. Box 3028, Federal Way, WA 98063  LEASE NUMBER:  1 11291901
--------------------------------------------------------------------------------
LESSEE:   LABOR READY, INC.

ADDRESS:  1016 South 28th Street      EQUIPMENT:  331 W. Main St. (store 295)
          Tacoma, WA 98409            LOCATION:  Durham NC 27701 (Durham County)

EQUIPMENT & VENDOR(S): SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

TERMS: 84 MONTHLY RENTALS OF $224.92 + APPLICABLE NC TAX OF 13.50 = 238.42
       (U.S.)  SECURITY DEPOSIT: $238.42
      --------------------------------------------------------------------------
                        TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereafter referred to as the "Equipment").
2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notice as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.
--------------------------------------------------------------------------------

3. DISCLAIMER OF WARRANTIES AND CLAIMS: LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:
     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTER-ISTICS OF THE EQUIPMENT;
     (b) Lessee has fully inspected the Equipment which it has requested
Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;
     (c) Lessee leases the Equipment "as is" and with all faults;
     (d) Lessee specifically acknowledges that the Equipment is leased to Lessee soley for commercial or business purposes and not for personal, family, household or agricultural purposes;
     (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the suppiler or manufacturer of the Equipment and not against Lessor;
     (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the
Equipment:
     (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL
DAMAGES AGAINST LESSOR; and
     (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE
SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.
4. CHOICE OF LAW, JURISDICTION AND VENUE. This Lease shall not be effective until signed by Lessor at its principal place of business listed above, Tacoma, WA, and shall be considered to have been made and shall be construed under the laws of the State of Washington. Lessee agrees that should any legal action, suit, or proceeding by initiated by any part to this Agreement with regard to or arising out of this Lease, or the Equipmant covered hereby, such action shall be brought only in the Superior Court of the State of Washington in and for Pierce County and all parties consent to the jurisdiction of such Court as to all such actions.
5. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the suppiler, and Lessor has not selected, manufactured, or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.
6. ASSIGNMENT BY LESSEE PROHIBITED. Lessee is expressly prohibited from making any assignment of this Lease, subleasing the Equipment or any interest therein, pledging or transferring the Lease, or otherwise disposing of the Equipment covered hereby, in the absence of prior written consent of Lessor.
7. RENTAL PAYMENTS. Lessee agrees to pay rent in accordance with the terms herein, the first monthly payment to be due on the 15TH DAY OF FEBRUARY, 1998, and a like amount on the same day of each succeeding calendar month thereafter, payments to be made at Lessor's address set forth above, or as otherwise directed by Lessor.
     (a) THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.
     (b) SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.
     (c) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR, NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE ANO NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

     LESSEE ACKNOWLEDGES HAVING READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS LEASE, INCLUDING THE REVERSE SIDE HEREOF, AND AGREES TO BE BOUND BY ALL OF THE TERMS AND PROVISIONS CONTAINED HEREIN UPON THE EXECUTION OF THIS LEASE AGREEMENT OR EARLIER ACCEPTANCE OF THE LEASED EQUIPMENT.

LESSOR: T & W FINANCIAL SERVICES COMPANY L.L.C.   LESSEE: LABOR READY, INC.


   /s/ Michael Price   DATE 1/15/98      /s/ Robert H. Sovern     DATE 1/14/98
----------------------     ---------  ----------------------------    ----------
                                        Robert H. Sovern Assistant Treasurer

8. COMMENCEMENT AND EXPIRATION. This lease shall commence upon Lessor's acceptance of it. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within 90 days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee notice for the Equipment within 30 days after the Equipment is delivered to Lessee. Unless earlier terminated or cancelled by Lessor, this Lease shall expire upon the expiration of the number of months (following Lessee's acceptance of the Equipment) set forth in "Term of Lease" above.
9. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, and Lessee's complete performance of all of its obligations under this Lease, and any extension or renewal hereof, Lessee has deposited with Lessor the security amount set forth in the section show as "Security Deposit". In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination of cancellation of this Lease, or any extension or renewal hereof, provided Lessee has paid all of the rent called for and fully performed all other provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without interest. Said security deposit may be commingled with Lessor's other funds.
10. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to reflect a change in one more of the following conditions:
     (a)  Lessor's actual cost of procuring the Equipment, or
     (b)  Lessor's actual cost of providing the Equipment to Lessee, or
     (c)  A change in rental payments a result of (a) or (b) above, or
     (d)  Description of the Equipment;
Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be deemed amended and such amendments shall be incorporated in this Lease herein as if originally set forth.
Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code; and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.
11. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent.
12. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance, and shall not make any alterations, additions or improvements to the Equipment without Lessor's prior written consent. All additions, repairs or improvements made to the Equipment shall belong to Lessor.
13. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.
14. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of default under Paragraph 22 hereof, Lessee agrees to pay a termination fee of $150.00 and, at its expense, shall return the equipment in good repair, ordinary wear and tear resulting from proper use thereof alone expected, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify. In the event Lessee fails to return the equipment to Lessor as directed, Lessor is entitled to charge and Lessee shall be obligated to pay rent to Lessor at the same rate provided herein, as a month-to-month lease, until the equipment is return to Lessor.
15. RENEWAL. At the expiration of the Lease, Lessee shall return the Equipment in accordance with Paragraph 14 hereof. At Lessor's option, this Lease may be continued on a month-to-month basis until 30 days after Lessee returns the Equipment to Lessor. In the event the Lease is so continued, Lessee shall be assessed and agrees to pay a renewal fee of $150.00 and, in additon, shall pay to Lessor rentals in the same periodic amounts indicated under "Amount of Each Payment," above.

16. LOSS AND DAMAGE. Lessee shall at all times after signing this Lease bear the enire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option do one of the following:
     (a) Replace the same with like equipment in good repair, acceptable to Lessor; or
     (b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the Loss; (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 6% as of the date of loss; and , (iii) the Lessor's estimate as of the time this Lease was entered into of Lessor's residual interest in the Equipment discounted to present value at a discount rate of 6%, as of the date of loss. Upon
          Lessor's receipt of payment as set forth above, Lessee shall be entitled to title to the Equipment without any warranties. If insurance proceeds are used to fully comply with this subparagraph, the balance of any such proceeds shall go to Lessee to compensate for loss of use of the Equipment for the remaining term of the Lease.
17. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be cancelled without 30 day's prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existance of or provide any insurance coverage for the Equipment or for Lessee's benefit.
Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee shall pay all charges and taxes (local, state and federal) which may now or hereafter upon the ownership, leasing, rental, sale, purchase, possession, or use of the Equipment, excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to procure or maintain said insurance or to pay said charges or taxes. In that event, Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay such charges or taxes, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.
18. INDEMNITY. Lessee shall idemnify Lessor against any claims, actions, damages or liabilities, including all attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity lessee may have under any industrial insurance act, with regard to indemnification of Lessor.
19. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, conterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assignes the parties hereto.
20. SERVICE/COLLECTION CHARGES. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay Lessor a service charge of 10% of the amount due; provided, that no more than one such service charge shall be imposed on any delinquent payment; and in additon, Lessee agrees to pay all collection charges and other expenses incurred by Lessor as a result of the failure to timely make any payments under the Lease. Furthermore, should Lessee default under the Lease result in Lessor accelerating all unpaid future rentals, Lessee agrees to pay to Lessor interest on the accelerated amount, and any other amount due or to become due under the Lease, from the due date thereof until paid at the rate of 18% per annum or the maximum rate allowed by law.

21. TIME OF ESSENCE. Time is of the essence, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.
22.  DEFAULT. Lessee shall be in default if:
     (a) Lessee shall fail to make any payment due under the term of this Lease for a period of 10 days from the due date thereof; or
     (b) Lessee shall fail to observe, keep, or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or
     (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease; or
     (d) The equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or if Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of the Lessor; or
     (e)  Lessee dies or ceases to exist; or
     (f)  Lessee defaults an any other agreement it has with Lessor; or
     (g) Any guarantor of this Lease defaults on any obligation to Lessor or any of the above listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.
23. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies, concurrently or separately, and without any election of remedies being deemed to have been made:
     (a) Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor so notifies Lessee in writing;
     (b) Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify;
     (c) Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;
     (d) Lessor may declare all sums due and to become due under the Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;
     (e) Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terms and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee at private or public sale, at which sale Lessor may be the purchaser;
     (f) Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease discounted to their present value at a discount rate of 6% as of the date of default, plus Lessor's estimate at the time of Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 6% as of the date of default, less the net proceeds of disposition, if any, of the Equipment;
     (g) To pursue any other remedy available at law, by statute or in equity.
No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy shall preclude any other or further exercise of any other right or remedy.
24. UCC FILING. Lessee authorizes Lessor to file financing statements in accordance with the Uniform Commercial Code signed only by the Lessor or one signed by Lessor as Lessee's Attorney-in-fact which Lessee hereby grants the Lessor.
25. MULTIPLE LESSEES. Lessor may, with consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others. Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease.
26. EXPENSE OF ENFORCEMENT. In the event of any legal action with respect to this Lease, the prevailing party in any such action shall by entitled to reasonable attorney fees, including attorney fees incurred at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits, or proceedings, together with all costs and expenses incurred in pursuit thereof.

27. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of the lease shall be modified or rescinded unless in writing signed by a representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.
28. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument, and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect.

                                    SCHEDULE "A"

This Schedule is to be attached to and become a part of Lease No. 11291901
                                                                 ---------------
dated  1/15/98
     -----------

QUANTITY | DESCRIPTION OF EQUIPMENT
--------------------------------------------------------------------------------

VENDOR 1:  Diebold Incorporated
           P.O. Box 8230
           Canton OH 44711

(1) INTERBOLD 1064 1 SERIES FRONT LOAD LOBBY ATM



--------------------------------------------------------------------------------

This Schedule is hereby verified correct and the undersigned Lessee acknowledges receipt of a copy.

LESSOR: T & W FINANCIAL SERVICES COMPANY L.L.C  LESSEE:  LABOR READY, INC.

       /s/ Michael Price                       /s/ Robert H. Sovern
       --------------------------------------- --------------------------------
                                               Robert H. Sovern Asst. Treasurer

--------------------------------------------------------------------------------
(1)Debtor(s) (Last Name First) and          (2) Secured Party(ies) (Name(s) and
Address(es):                                Address(es):
Labor Ready, Inc.                           T&W Funding Company I, L.L.C.

331 W. Main Street Store #295               P.O. Box 3028
Durham, NC 27701
                                            Federal Way, WA 98063
                                            91-1766212
--------------------------------------------------------------------------------
(3)(a) Collateral  is or includes           (4) Assignee(s) of Secured Party,
       fixtures.                                Address(es):
   (b) Timber, Minerals or Accounts
Subject to G.S. 25-9-103(5) are covered
   (c) Crops  Are Growing Or To Be
       Grown*
On Real Property Described in Section (5).
If either block 3(a) or block 3(b)
applies describe real estate, including
record owner(s) in section (5).
--------------------------------------------------------------------------------
(5) This Financing Statement Covers the Following types (or items) of Property
    11291901    Filed with:  Durham

This  is  a protective lease filing covering the following personal property:
Debtor/Lessee grants to Creditor/Lessor herein a security interest in the specific equipment described herein together with any and all accessions including, but not limited to, any repair or warranty exchanges, additions or replacements to such property and any proceeds from the sale of the property.
Equipment:  INTERBOLD 1064 1 SERIES FRONT LOAD LOBBY ATM Lease#11291901

*On Farm Collateral Filing, Name County Debtor Resides in
Products of the Collateral Are Also Covered. (Cannot be Filed unles County is named.)

--------------------------------------------------------------------------------
(6) Signatures:  Debtor(s)              Secured Party(ies) (or Assignees)
                                         T & W Funding Company I, L.L.C.
 /s/ Robert H. Sovern
------------------------------------    ----------------------------------------
        Labor Ready, Inc.
                                        (By)
(By)                                        ------------------------------------
 -----------------------------------    Signature of Secured Party Pemlitted
(1) FILING OFFICER COPY - NUMERICAL     in Lieu of Debtor's Signature
                                        (1) Collateral is subject to Security
                                        Interst in Another jurisdiction and
                                        Collateral Is Brought Into This State
                                        Debtor's Location Changed To This State
                                        (2) For Other Situations See:
                                        G. S.25-9-402 (2)
--------------------------------------------------------------------------------

Prepared  with UCC Direct for Windows Data File Services, Inc., P.O. Box 275,
Van Nuys, CA 91408-0275 Tel (818) 909-2200     UCC-1
--------------------------------------------------------------------------------


                          Return Acknowledgement To:
                           Data File Services, Inc.
                                 P.O. Box 275
                                   Van Nuys
                                CA  91408-2750

The UCC filing is pursuant to WASHINGTON UNIFORM COMMERCIAL CODE, Chapter 62A.9 RCW, to perfect a security Interest in the below named collateral
--------------------------------------------------------------------------------
1. DEBTOR(S) (see instruction #2)         2. FOR OFFICE USE ONLY - DO
                     Debtor 1             NOT WRITE IN THIS BOX
PERSONAL (last, first,
middle name and address) SSN:_________
BUSINESS (legal business
name and address)        FEIN:________
                     Debtor 2
                     SSN:_____________
                     FEIN: ___________


Labor Ready, Inc.
1016 S. 28th Street
Tacoma, WA 98409

     TRADE NAME, DBA, AKA
--------------------------------------------------------------------------------
3. SECURED PARTY(IES) (name and address)  4. ASSIGNEE(S) of SECURED PARTY(IES)
                                          if applicable (name and address)
T&W Funding Company I, L.L.C.
P.O. Box 3028
Federal Way, WA 98063 91 -1766212
(name and address)
--------------------------------------------------------------------------------
5. SECURED PARTY CONTACT PERSON:______________Phone: ______
--------------------------------------------------------------------------------
6. CHECK ONLY IF APPLICABLE: (For definitions of TRANSMITTING UTILITY AND PRODUCTS OF COLLATERAL, see instruction sheet.)
  Debtor is a Transmitting Utility      Products of Collateral are also covered
                                      Filed With:   WASHINGTON
--------------------------------------------------------------------------------
7. THIS FINANCING  STATEMENT  covers  the  following  collateral:   (Attach
additional 8.5" x 11: sheet(s) if needed.)
This is a protective lease filing covering the following personal property:
Debtor/Lessee grants to Creditor/Lessor herein a security interest in the specific equipment described herein together with any and all accessions including, but not limited to, any repair or warranty exchanges, additions or replacements to such property and any proceeds from the sale of the property.
Equipment: INTER-BOLD 1064 I SERIES FRONT LOAD LOBBY ATM
--------------------------------------------------------------------------------
8. RETURN ACKNOWLEDGEMENT COPY TO:      9. File With
(name and address)                      UNIFORM COMMERCIAL CODE
Data File Services, Inc                 DEPARTMENT OF LICENSING
P.O. Box 275                            P.O. BOX 9660
Van Nuys, CA 91408-275                  Olympia, WA 98507-9660
800-331-3282                            206-753-2523
818-909-4717
                                        MAKE CHECKS PAYABLE TO THE
                                        DEPARTMENT OF LICENSING
--------------------------------------------------------------------------------
                                        10. FOR OFFICE USE ONLY IMAGES TO BE
                                        FILMED
--------------------------------------------------------------------------------
11.  If collateral is described below,
this statement may be signed by the     1.________________________________
Secured Party instead of the Debtor.            ORIGINAL FILING NUMBER
Please check the appropriate box,
complete the adjacent lines and box     2.__________________________________
13, if collateria is:                         FILING OFFICE WHERE FILED

     Already subject to a security      3.__________________________________
     interest in another jurisdiction          FORMER NAME OF DEBTOR(S)
     when it ws brought into this
     state or when the debtor's
     location was changed to this
     state. (complete adjacent lines 1
     and 2)
                         SEE ATTACHED
     proceeds of the original
     collateral described above in
     which a security interest was
     perfected. (complete adjacent
     lines 1 and 2) listed on a filing
     which has lapsed. (complete
     adjacent lines 1 and 2)

     listed on a filing which has
     lapsed. (complete adjacent lines
     1 and 2)

     acquired after a change of name,
     identity, or corporate structure
     of the debtor(s). (complete
     adjacent line 1,2 and 3)
--------------------------------------------------------------------------------
12. DEBTOR NAME(S) AND SIGNATURE(S):    13. SECURED PARTY NAME(S) AND
                                        SIGNATURE(S) ARE REQUIRED IF BOX 11
Labor Ready, Inc.                       HAS BEEN COMPLETED.
_____________________________________   T & W Funding Company I, L.L.C.
TYPE NAME(S) OF DEBTOR(S); AS IT
APPEARS IN BOX 1.                       _____________________________________

/s/ Robert H. Sovern                    TYPE NAME(S) OF SECURED PARTY(IES) AS
___________________________________     IT APPEARS IN BOX 3 OR 4.
SIGNATURE(S) OF DEBTOR(S)               _____________________________________
                                        SIGNATURE(S) OF SECURED PARTY(IES)
___________________________________
SIGNATURE(S) OF DEBTOR(S)               _____________________________________
                                        SIGNATURE(S) OF SECURED PARTY(IES)
--------------------------------------------------------------------------------
(1) FILING OFFICER - INDEX  Prepared with UCC Direct for Window Data File
                            Services, Inc. P.O. Box 275, Van Nuys, CA 91480-0275 Tel (818) 909-2200
--------------------------------------------------------------------------------

                            DELIVERY & ACCEPTANCE


T & W                               6416 Pacific Hwy. E. LEASE NUMBER: 11291901
FINANCIAL SERVICES COMPANY L.L.C.   Tacoma, WA 98424
                                    P.O. Box 3028
                                    Federal Way, WA 98063 DATE OF LEASE: 1/15/98
--------------------------------------------------------------------------------

LESSEE:   LABOR READY, INC.


           SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF




                        ACKNOWLEDGEMENT AND ACCEPTANCE
                            OF EQUIPMENT BY LESSEE

Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

DATE OF ACCEPTANCE:                    LESSEE:   LABOR READY, INC.

                                       /s/ Robert H. Sovern
                                       ----------------------------------------
January 14, 1998                       Robert H. Sovern Asst. Treasurer
----------------


IMPORTANT: THIS DOCUMENT HAS LEGAL
AND FINANCIAL CONSEQUENCES TO YOU.
DO NOT SIGN THIS DOCUMENT UNTIL YOU
HAVE ACTUALLY RECEIVED ALL OF THE
EQUIPMENT AND ARE COMPLETELY
SATISFIED WITH IT.

                        INSURANCE AUTHORIZATION LETTER


T & W                               6416 Pacific Hwy. E. LEASE NUMBER: 11291901
FINANCIAL SERVICES COMPANY L.L.C.   Tacoma, WA 98424
                                    P.O. Box 3028
                                    Federal Way, WA 98063 DATE OF LEASE: 1/15/98



To:  NAME________________________   For Office Use Only/Date:___________________

     ADDRESS_____________________   Policy #:___________________________________

     CITY/STATE/ZIP______________   Carrier:____________________________________

     (AREA CODE) PHONE #_________   Expiration Date:____________________________

     CONTACT PERSON______________

FROM:     LABOR READY, INC.
          1016 S. 28th St.
          Tacoma WA 98409

We have entered into a lease agreement with T & W FINANCIAL SERVICES COMPANY L.L.C. / FUNDING COMPANY I, L.L.C. or its Assignee for the following equipment, with a value of $13,992.80.

              SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF

This equipment is located at: 331 W. MAIN ST. (STORE 295), DURHAM NC 27701.

This is a net lease and we are responsible for the insurance cost. Please see that we have immediate coverage and notify Lessor at once in the form of a copy of the insurance policy or a Certificate of Insurance. If the letter is sent, please include therein the standard 10-day notice of cancellation clause.


xxx PHYSICAL DAMAGE: Insurance is to be provided for fire, theft, extended coverage, vandalism and malicious mischief for the full value of the equipment. Lessor is to be named as LOSS PAYEE. AS ITS INTEREST MAY APPEAR.

     LIABILITY: Coverage should be written with minimum limits of S100,000/300,000 for BODILY INJURY and $50,000 PROPERTY DAMAGE. Lessor is to be named as ADDITIONAL INSURED.

     TITLED VEHICLE LIMITS: The minimum limits for EACH vehicle lease shall be:

          Bodily Injury Rability per individual       $500,000.00
          Bodily Injury liability per accident        $500,000.00
          Property Damage liability                   $250,000.00
          Fire, Theft and Comprehensive                      FULL

If you have any questions, please call T&W Leasing, Inc. Insurance Department at 1(206)922-5164.

Thank you.

/s/ Robert H. Sovern
---------------------------------
Robert H. Sovern Asst. Treasurer

                                  EXHIBIT "A"


T & W                                  6416 Pacific Hwy. E.
FINANCIAL SERVICES COMPANY L.L.C.      Tacoma, WA 98424
                                       P.O. Box 3028
                                       Federal Way, WA 98063


     Lessee guarantees to Lessor that the net sales proceeds from the sale of the equipment at the end of the term of the Lease shall be $1.00. Lessor shall use its best efforts to sell the equipment within sixty (60) days of the termination of the Lease. The sale may be on any terms so long as Lessor acts in good faith and in a commercially-reasonable manner, but so long as Lessor so acts, it shall be conclusively presumed that the sales price is the fair market value of the equipment and that the failure to realize the guaranteed residual value is due to excessive use of the property or other cause, not anticipated when the Lease was signed, and entitling the Lessor to additional rental. Under this clause, if the net sales proceeds are less than the guaranteed residual value, Lessee agrees to pay Lessor in cash, the difference within thirty (30) days after the date of sale.

Attached to and made a part of that certain Equipment Lease Agreement dated

1/15/98 , between LABOR READY. INC., as Lessee, and T & W FINANCIAL SERVICES COMPANY L.L.C., as Lessor.

LESSOR: T&W FINANCIAL SERVICES COMPANY L.L.C.   LESSEE: LABOR READY, INC.

/s/ Michael Price                               /s/ Robert H. Sovern
-------------------------------------           --------------------------------
                                                Robert H. Sovern Asst. Treasurer